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EXHIBIT 21 - SUBSIDIARIES OF AMERICAN GENERAL CORPORATION

   The following list includes certain of American General Corporation's subsidiaries at March 1, 1995. Subsidiaries of subsidiaries are indicated by indentations. Under Securities and Exchange Commission rules, certain subsidiaries have been omitted.

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                                                                                           Jurisdiction
                                                                                                of
Name                                                                                       Incorporation
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
AGC Life Insurance Company............................................................           Missouri
  American Franklin Company...........................................................           Delaware
     The Franklin Life Insurance Company..............................................           Illinois
       Franklin Financial Services Corporation........................................           Delaware
       The American Franklin Life Insurance Company...................................           Illinois
       The Franklin United Life Insurance Company.....................................           New York
  American General Life and Accident Insurance Company................................          Tennessee
     American General Exchange, Inc. .................................................          Tennessee
     Gulf Life Insurance Company......................................................          Tennessee
  American General Life Insurance Company.............................................              Texas
     American General Annuity Service Corporation.....................................              Texas
     American General Life Insurance Company of New York..............................           New York
     American General Securities Incorporated.........................................              Texas
     The Variable Annuity Life Insurance Company......................................              Texas
       The Variable Annuity Marketing Company.........................................              Texas
American General Capital Services, Inc. ..............................................           Delaware
American General Finance, Inc.*.......................................................            Indiana
  AGF Investment Corp. ...............................................................            Indiana
  American General Finance Corporation................................................            Indiana
     American General Finance Group, Inc. ............................................           Delaware
       American General Financial Services, Inc.......................................           Delaware
          The National Life and Accident Insurance Company............................              Texas
             CommoLoCo, Inc. .........................................................        Puerto Rico
     Merit Life Insurance Co. ........................................................            Indiana
     Yosemite Insurance Company.......................................................         California
  American General Financial Center...................................................               Utah
  Service Bureau of Indiana, Inc......................................................            Indiana
American General Investment Corporation...............................................           Delaware
  American General Mortgage Company...................................................              Texas
  American General Realty Investment Corporation......................................              Texas
     American General Land Holding Company............................................           Delaware
American General Land Development, Inc. ..............................................           Delaware
American General Property Insurance Company...........................................          Tennessee
Financial Life Assurance Company of Canada............................................             Canada
GPC Property Company..................................................................           Delaware
  Cinco Ranch East Development, Inc. .................................................           Delaware
  Cinco Ranch West Development, Inc. .................................................           Delaware
  The Colonies Development, Inc. .....................................................           Delaware
  Fieldstone Farms Development, Inc. .................................................           Delaware
  Hickory Downs Development, Inc. ....................................................           Delaware
  Lake Houston Development, Inc. .....................................................           Delaware
  South Padre Development, Inc. ......................................................           Delaware
Knickerbocker Corporation.............................................................              Texas
Lincoln American Corporation..........................................................           Delaware
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* American General Finance, Inc. is the direct or indirect parent of 55 additional wholly-owned consolidated subsidiaries incorporated in 28 states and Puerto Rico for the purpose of conducting its consumer finance operations.